UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 27, 2004
                                                         ----------------

                                   Culp, Inc.
                                   ----------
             (Exact Name of Registrant as Specified in its Charter)


       North Carolina                   0-12781                   56-1001967
---------------------------- ------------------------------  -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                              101 South Main Street
                        High Point, North Carolina 27260
              ----------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (336) 889-5161
     -----------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
   --------------------------------------------------------------------------
              (Former name or address, if changed from last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.        Regulation FD Disclosure.

Culp, Inc. (the "Company") issued a press release dated October 27, 2004 to announce revised earnings expectations for its current quarter (second fiscal quarter ending October 31, 2004) and to announce a restructuring plan to be effected over the remainder of its current fiscal year, including the anticipated financial impact of this restructuring plan. A copy of the press release is filed with this Form 8-K as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits.

         (c)      The following exhibits are filed as part of this report:

                  99.1 -  Press Release dated October 27, 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 27, 2004

                                     Culp, Inc.

                                     By:  /s/ Franklin N. Saxon
                                          ---------------------
                                          Franklin N. Saxon
                                          President and Chief Operating Officer

                                  EXHIBIT INDEX

Exhibit Number                      Exhibit
--------------                      -------

     99.1                           Press Release dated October 27, 2004